EXHIBIT 99.2

BABY UNIVERSE, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the acquisition of Huta Duna, Inc. (“Huta Duna”), d/b/a Dreamtime Baby.

On September 13, 2005 (“Effective Date”), the Registrant, BabyUniverse, Inc. (“BabyUniverse”) completed an acquisition (the “Acquisition”) of all the issued and outstanding common stock of Huta Duna, Inc. The Acquisition was consummated pursuant to the terms and provisions of a Stock Purchase Agreement dated as of September 13, 2005.  As a result, Huta Duna became a wholly-owned subsidiary of BabyUniverse. The consideration paid by BabyUniverse consisted of cash of $6,399,400 and 53,165 shares of its $.001 par value common stock valued at $491,245 based on an average price of $9.24 over the seven trading days preceding, the day of, and the seven trading days following the Acquisition.

The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred on June 30, 2005. The unaudited pro forma combined statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 gives effect to the Acquisition as if it had occurred at the beginning of the earliest periods presented.

The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the Acquisition taken place on June 30, 2005 or January 1, 2004. The pro forma condensed combined financial statements should be read in conjunction with the Company’s financial statements for the year ended December 31, 2004 included in the Company’s registration statement on Form S-1, declared effective by the Securities and Exchange Commission on August 2, 2005 and the related notes included in this Current Report on Form 8-K/A.

The allocation of the purchase price to the assets and liabilities acquired is preliminary.  A preliminary valuation analysis was received by BabyUniverse, and BabyUniverse is currently in the process of reviewing the methodologies and underlying assumptions.  Final adjustments to the valuation analysis could result in a material change in the allocation.

BABY UNIVERSE, INC. AND SUBSIDIARY
PRO FORMA BALANCE SHEET
JUNE 30, 2005

	Baby Universe, Inc. Historical	Huta Duna, Inc. Historical	Combined Total	Pro-forma Adjustments	(A)	Pro Forma Balance Sheet

ASSETS
Cash	$436,534	$487,751	$924,285	$16,416,000	1
				$(6,399,400)	2
				$287,000	4
				$40,140	7	$11,268,025
Accounts receivable, net	140,466	—	140,466			140,466
Credit cards receivable	—	112,407	112,407			112,407
Inventory	409,719	392,997	802,716			802,716
Prepaid expenses	71,183	—	71,183			71,183
Public offering costs	486,493	—	486,493	(486,493)	5	—
Property and equipment, net	349,494	12,529	362,023			362,023
Intangible assets, net	—	—	—	190,000	3
				(67,000)	6	123,000
Goodwill	—	—	—	6,337,782	3	6,337,782
Investment in subsidiary	—	—	—	7,069,645	2
				(7,069,645)	3	—
Deposit	22,324	7,644	29,968	—		29,968

Total Assets	$1,916,213	$1,013,328	$2,929,541	$16,318,029		$19,247,570

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	1,977,143	321,366	2,298,509	179,000	2	2,477,509
Accrued expenses	76,873	72,152	149,025			149,025
Gift certificate liability	58,900	—	58,900			58,900
Customer refunds	—	42,236	42,236			42,236
Capital leases payable	9,544	—	9,544			9,544
Stockholder advances payable	27,096	—	27,096			27,096
Income taxes payable	—	7,000	7,000			7,000
Deferred revenue	448,815	70,991	519,806			519,806
Deferred rent	9,059	—	9,059	—		9,059

Total Liabilities	2,607,430	513,745	3,121,175	179,000		3,300,175

Common stock	3,016	40,000	43,016	2,000	1
				53	2
				(40,000)	3	5,069
Additional paid-in capital	2,264,518	—	2,264,518	16,414,000	1
				491,192	2
				(486,493)	5	18,683,217
Unearned compensation	(132,939)	—	(132,939)			(132,939)
Stockholder demand note receivable	—	(40,140)	(40,140)	40,140	7	—
Retained earnings (deficit)	(2,825,812)	499,723	(2,326,089)	(501,863)	3
	—	—	—	(14,000)	4
				301,000	4
	—	—	—	(67,000)	6	(2,607,952)

Total Stockholders’ Equity	(691,217)	499,583	(191,634)	16,139,029		15,947,395

Total Liabilities and Stockholders’ Equity	$1,916,213	$1,013,328	$2,929,541	$16,318,029		$19,247,570

(A) See Note 3 - Pro Forma Adjustments

See Accompanying Notes

BABY UNIVERSE, INC. AND SUBSIDIARY
PRO FORMA STATEMENT OF INCOME
 FOR THE YEAR ENDED DECEMBER 31, 2004

	Baby Universe, Inc. Historical	Huta Duna, Inc. Historical	Pro-forma Adjustments	See Note 3 Pro-forma Adjustments	Pro-forma Statement of Income

Revenues	$14,276,579	$6,496,320	$—		$20,772,899
Cost of revenues	10,590,299	4,342,873	—		14,933,172

Gross profit	3,686,280	2,153,447	—		5,839,727
Selling, general and administrative expenses	3,466,424	1,727,501	(256,333)	4, 6	4,937,592

Income (loss) from operations	219,856	425,946	256,333		902,135
Other income (expenses):	1,205	1,967	—		3,172

Income (loss) before benefit from (provision for) income taxes	221,061	427,913	256,333		905,307
Benefit from (provision for) income taxes	—	(6,503)	—		(6,503)

NET INCOME (LOSS)	$221,061	$421,410	$256,333		$898,804

Pro-forma net income per common share:
Basic	$0.10				$0.21

Diluted	$0.07				$0.18

Weighted average of pro-forma shares outstanding:
Basic	2,285,382				4,338,547

Diluted	2,999,173				5,052,338

See Accompanying Notes

BABY UNIVERSE, INC. AND SUBSIDIARY
PRO FORMA STATEMENT OF INCOME
 FOR THE SIX MONTHS ENDED JUNE 30, 2005

	Baby Universe, Inc. Historical	Huta Duna, Inc. Historical	Pro-forma Adjustments	See Note 3 Pro-forma Adjustments	Pro-forma Statement of Income

Revenues	$9,819,743	$4,314,908	$—		$14,134,651
Cost of revenues	7,486,231	2,794,969	—		10,281,200

Gross profit	2,333,512	1,519,939	—		3,853,451
Selling, general and administrative expenses	2,755,557	841,041	36,333	4, 6	3,632,931

Income (loss) from operations	(422,045)	678,898	(36,333)		220,520
Other income (expenses)	2,771	1,456	—		4,227

Income (loss) before benefit from (provision for) income taxes	(419,274)	680,354	(36,333)		224,747
Benefit from (provision for) income taxes	—	(16,028)	—		(16,028)

NET INCOME (LOSS)	$(419,274)	$664,326	$(36,333)		$208,719

Pro-forma net income per common share:
Basic	$(0.16)				$0.04

Diluted	$(0.16)				$0.04

Weighted average of pro-forma shares outstanding:
Basic	2,638,275				4,691,440

Diluted	2,638,275				5,209,069

See Accompanying Notes

BABYUNIVERSE, INC AND SUBSIDIARY

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 – STOCK PURCHASE AGREEMENT

On September 13, 2005, Baby Universe paid $6,399,400 in cash and issued an aggregate number of 53,165 shares of its $.001 par value common stock (totaling $6,890,645) in exchange for all of the issued and outstanding shares of Huta Duna, Inc. Baby Universe also incurred estimated closing costs of approximately $179,000 for a total purchase price of $7,069,645.

The following table set forth the preliminary allocation of the purchase price to Huta Duna’s tangible and intangible assets acquired and liabilities assumed as if the acquisition of the Huta Duna stock took place on June 30, 2005.

Cash	$487,751
Credit cards receivable	112,407
Inventory	392,997
Fixed assets	12,529
Deposits	7,644
Intangible assets	190,000
Goodwill	6,380,062
Accounts payable and accrued expenses	(393,518)
Customer refunds	(42,236)
Income taxes payable	(7,000)
Deferred revenue	(70,991)

Total	$7,069,645

NOTE 3 – PRO FORMA ADJUSTMENTS

1.

To reflect the cash proceeds acquired by Baby Universe in connection with its initial public offering (“IPO”) of 2,000,000 shares for $17,100,000 less $684,000 in IPO costs. The IPO was executed by Baby Universe, Inc. to fund its acquisition strategy.  The acquisition of Huta Duna was the initial acquisition transaction executed pursuant to that strategy.

2.

To reflect the payment of $6,399,400 in cash and issuance of 53,165 shares of Baby Universe’s $.001 par value common stock (totaling $6,890,645) in exchange for all the issued and outstanding shares of Huta Duna, Inc. Also included in the investment and recorded to accounts payable are acquisition costs of $179,000.

3.

To reflect consolidation of the common stock, additional paid-in capital and retained earnings of Huta Duna and to reflect adjustment from book value to fair market value. The excess of purchase price over the book value was allocated first to intangible assets at the appraised value on the date of purchase. The remainder was allocated to goodwill.

4.

To adjust Selling, general and administrative expenses (“SGA”) to reflect Huta Duna’s officer’s salary on a “going-forward” basis as agreed to in an employment contract entered into by Baby Universe and the former stockholder of Huta Duna.  The employment contract specifies annual cash-based compensation of $140,000 and stock-based compensation of $97,000. The adjustments were to increase (decrease) SGA by $14,000 and $(301,000) for the six months ended June 30, 2005 and year ended December 31, 2004, respectively.  A corresponding entry of $287,000 has been made to cash to reflect the net cash that would have remained with the Company had the employment contract been in effect for the periods presented.

5.	To reflect the reclassification of public offering costs as a reduction of additional paid-in capital.

6.	To reflect the accumulated amortization and related amortization expense of certain intangible assets that was created in connection with the acquisition of Huta Duna.

7.	To reflect repayment of stockholder demand note receivable prior to acquisition of Huta Duna.

8.	The tax effect has been omitted because BabyUniverse believes it can apply its net operating loss carryforwards to profits generated.